UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2008

KNOBIAS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33315	13-3968990
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 Bedford Road, Pleasantville, New York 10570
 (Address of principal executive offices, including zip code)

(914) 495-3100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed in the Quarterly Report on Form 10-Q for Knobias, Inc. (the “Company”) for the quarterly period ended June 30, 2008, CAMOFI Master LDC, the majority holder of the Company’s senior secured convertible notes, has advanced funds on a monthly basis in the during the quarter and six month periods through June 30, 2008 in order to finance the Company’s working capital requirements and sustain operations. On August 14, 2008, the Company executed a Senior Secured Convertible Note in favor of CAMOFI Master LDC in the principal amount of $2,176,141.00, in order to reflect such advances. The terms and conditions of the Senior Secured Convertible Note are identical to those issued by the Company in connection with its restructuring transaction in June 2007.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOBIAS, INC.

Date: August 20, 2008	/s/ Steven B. Lord
Steven B. Lord
Chief Executive Officer